UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Commission File Number: 1-40392
DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant's address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279
Registrant’s telephone number, including area code:  (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2026, Robert Skaggs, Jr., Chairman of the Board of Directors (the “Board”) of DT Midstream, Inc. (the “Company”), informed the Company of his intention to resign as Chairman of the Board, effective January 27, 2026. Mr. Skaggs will remain a member of the Company’s Board.

On January 27, 2026, the Board appointed David Slater, the Company’s President and Chief Executive Officer, as Executive Chairman of the Board, effective on January 28, 2026 (the “Effective Time”). Mr. Slater resigned from the role of President, effective as of the Effective Time, and will remain the Company’s Chief Executive Officer. The Board also appointed Christopher Zona, the Company’s Executive Vice President and Chief Operating Officer, to the position of President, effective as of the Effective Time. Mr. Zona will continue to serve as the Company’s Chief Operating Officer.

Mr. Slater, 60, has served as the Company’s President and Chief Executive Officer since May 6, 2021 and a member of the Company’s Board since June 3, 2021. Mr. Slater has over 30 years of experience in the energy industry, where he has worked in both commercial business development and operational roles. Prior to the Company’s spin-off transaction from DTE Energy Company (the “Spin-Off”), Mr. Slater served as president and chief operating officer of DTE Energy’s Midstream Business and had been a member of DTE Energy’s executive leadership team since 2015.

Mr. Zona, 54, has served as the Company’s Executive Vice President and Chief Operating Officer since the Spin-Off. He has over 30 years of experience in the energy industry, where he has worked in operational, engineering, construction and business development roles. Beginning in 2019, Mr. Zona served as the executive vice president of DTE Energy’s Midstream Business.

There are no family relationships between Mr. Zona and any Company director or executive officer, and no arrangements or understandings between Mr. Zona and any other persons, pursuant to which he will be appointed. Mr. Zona has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2026

DT MIDSTREAM, INC. (Registrant)

by
/s/ Wendy Ellis
Name:	Wendy Ellis
Title:	General Counsel and Corporate Secretary